                                                                    EXHIBIT 10.4


                                OPTION AGREEMENT


     OPTION AGREEMENT made this 21st day of October, 1998 between CECILY HILL, SHEILA MEADOWS, MELODIE PAGE, ELESE STOVER, and JENNIFER WRIGHT (collectively referred to as the "Optioner"), of Camden County, Georgia, and SATILLA COMMUNITY BANK and/or SATILLA FINANCIAL SERVICES, INC., (the
                             Page 4 -- Exhibit "B"
"Optionee"), of Camden
                               Option Agreements

     In consideration                                 of $5,000.00 (hereinafter
called the "option money"), by the Optionee to the Optionor, by check payable to the order of the Optionor, the receipt whereof, subject to collection, the Optionor acknowledges, and also in consideration of the promises and conditions hereinafter contained, the parties agree as follows:


                                       1.

     GRANT OF OPTION. The Optionor hereby irrevocably grants to the Optionee the exclusive option to purchase from the Optionor, on and subject to the terms and conditions hereinafter contained, all of the Optionor's interest in the property (hereinafter called "property") described as follows, to-wit:

     All that certain tract or parcel of land being a 1.183 acre tract of land on Georgia Highway 40, lying in the City of St. Marys, 29th G.M.D., Camden County, Georgia, and being more particularly described as follows: for a point of beginning commence at a point where the northeasterly right-of-way line of Georgia Highway No. 40, (a 75-foot right-of-way as now established), intersects the southeasterly right-of-way line of an un-named county graded road, a 30-foot road right-of-way by plat recorded in plat book 6, page 121, public records of said county), and from said point run thence north 56 degrees 37' 06" east, along last mentioned southeasterly right-of-way line, a distance of 95.57 feet to a point of curvature; run thence in a northeasterly direction along the arc of a curve in last mentioned southeasterly right-of-way line, said curve being concave to the northwest and having a radius of 293.77 feet, a chord distance of 69.03 feet to a point of curvature, the bearing of the aforementioned chord being north 49 degrees 52' 17" east; run thence in an easterly direction along the arc of a curve, said curve being concave to the north and having a radius of 25.0 feet, a cord distance of 32.16 feet to a point of compound curvature, the bearing of the aforementioned chord being north 83 degrees 09' 24" east; run thence in a southeasterly direction along the arc of a curve, said curve being concave to the southwest and having a radius of 132.94 feet, a chord distance of 68.43 feet to a point of tangency, the bearing of the aforementioned chord being south 41 degrees 53' 49" east; run thence south 26 degrees 58' 57" east, a distance of 159.15 feet to a point of curvature; run thence in a southerly direction along the arc of a curve, said curve being concave to the west and having a radius of 25.00 feet, a chord distance of 35.36 feet to a point of tangency, the bearing of the aforementioned cord being south 18 degrees 01' 03" west; run thence south 63 degrees 01' 03" west, a distance of 185.00 feet to a point lying on the aforementioned northeasterly right-of-way line of Georgia Highway No. 40; run thence north 26 degrees 58' 57" west, along last mentioned northeasterly right-of-way line, a distance of 235.00 feet to the point of beginning.

     The land thus described contained 1.183 acres and is subject to any easements of records that may lie within.

                                       2.

     TERM OF OPTION. This option shall continue in effect until noon on June 30, 1999, and may be exercised (in accordance with its terms) at any time on or before its expiration; provided, however, that this option shall automatically terminate (without any notice from Optionor to the Optionee) at noon on June 30, 1999.

                                       3.

     EXERCISE OF OPTION. If this option is exercised (in accordance with its terms) the Optionor shall sell and convey the property to the Optionee, and the Optionee shall purchase and accept the property from the Optionor, on and subject to the terms and conditions contained in said agreement.

                                       4.

     TERMS AND CONDITIONS.  The terms of this option are as follows:

     a) The Optionor agrees to convey to the Optionee the right to purchase the property described above and owned by the Optionor at the purchase price of Two Hundred Thirty Thousand Dollars ($230,000.00) due and payable in full on or before June 30, 1999. The option money shall be credited against the purchase price.

     b) Upon payment in full of the indebtedness and obligation pursuant to this agreement by Optionor and Optionee, Optionor shall immediately execute a Warranty Deed conveying the subject property to Optionee, free and clear of any and all liens or encumbrances.

                                       5.

     FAILURE TO EXERCISE OPTION. If prior to noon on June 30, 1999 all conditions contained herein shall have accrued, and the Optionee does not purchase the property in accordance with the terms of this agreement, the Optionor shall retain absolutely the option money paid on the execution of this option agreement as the consideration for this option during the period to noon on June 30, 1999.

                                       6.

     OTHER CONDITIONS. Other conditions of the option agreement shall be as follows:

     As to Optionor:

     a) The Optionor shall provide ingress and egress to the property sufficient for its intended purpose, that being a commercial banking facility.

     b) The Optionor shall provide all utility service necessary for the property for its intended purpose, that being a commercial banking facility.

     c) The Optionor shall have taken all actions necessary for the property to be in compliance with all applicable requirements, restrictions and limitations of federal, state and local statute, law, ordinance, rule and regulation to allow construction to commence and use of the property as a commercial banking facility.

     As to Optionee:

     a) Should the Optionee fail to obtain all necessary approvals or not have established a commercial banking enterprise within the time period prescribed by this option agreement, the Optionor shall return the option money to the Optionee and this option agreement shall be rendered null and void.

                                       7.

     ENTIRE AGREEMENT. This option constitutes the entire agreement between the parties. No representatives, warranties, or promises pertaining to this option or any property affected by this option have been made by, or shall be binding on, any of the parties, except as expressly stated in this option agreement. This option agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any such change is sought.

                                       8.

    NOTICES. Any notice or demand under this option shall be by registered or certified mail, sent as follows: to the Optionor at 2353 Village Drive, Kingsland, Georgia 31548 and to the Optionee at Post Office Box 5400, St. Marys, Georgia 31558.

                                       9.

    TAXES. The Optionor and Optionee agree that Optionor shall be responsible for all taxes until the time of closing.

                                      10.

    BENEFIT. This option shall bind, the heirs, successors and assigns of the respective parties.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement the day and year first above mentioned.



                                      OPTIONOR:



                                      /s/ Cecily Hill            (SEAL)
                                         ------------------------
                                         Cecily Hill

Signed, sealed and delivered in the
presence of:



/s/ Judy Lott
------------------------------------
Witness


/s/ Bernetta J. Place
------------------------------------
Notary Public
       Notary Public, Camden County, Georgia
        My Commission Expires Feb. 7, 2002



                      (SIGNATURES CONTINUED ON NEXT PAGE)

                                        /s/ Sheila Meadows
                                           ------------------------------ (SEAL)
                                            Sheila Meadows


Signed, sealed and delivered in the
presence of:

Judy Lott
-------------------------------------
Witness

Bernetta J. Place
-------------------------------------
Notary Public

Notary Public, Camden County, Georgia
 My Commission Expires Feb. 7, 2002


                                        /s/ Melodie Page
                                           ------------------------------ (SEAL)
                                            Melodie Page


Signed, sealed and delivered in the
presence of:

Judy Lott
-------------------------------------
Witness

Bernetta J. Place
-------------------------------------
Notary Public

Notary Public, Camden County, Georgia
 My Commission Expires Feb. 7, 2002


                                        /s/ Elese Stover
                                           ------------------------------ (SEAL)
                                            Elese Stover


Signed, sealed and delivered in the
presence of:

Judy Lott
-------------------------------------
Witness

Bernetta J. Place
-------------------------------------
Notary Public

Notary Public, Camden County, Georgia
 My Commission Expires Feb. 7, 2002


                                        /s/ Jennifer Wright
                                           ------------------------------ (SEAL)
                                            Jennifer Wright


Signed, sealed and delivered in the
presence of:

Judy Lott
-------------------------------------
Witness

Bernetta J. Place
-------------------------------------
Notary Public

Notary Public, Camden County, Georgia
 My Commission Expires Feb. 7, 2002


                      (SIGNATURES CONTINUED ON NEXT PAGE)

                                        OPTIONEE:

                                        By: /s/
                                           ------------------------------ (SEAL)
                                           Chairman
                                    Attest: /s/
                                           ------------------------------ (SEAL)
                                           President

Signed, sealed and delivered in the
presence of:

Pam Jeffries
-------------------------------------
Witness

Kristina Allen
-------------------------------------
Notary Public

Notary Public, Camden County, Georgia
 My Commission Expires Sept. 7, 2001